Exhibit 4.8

EXECUTION COPY

February 13, 2007

Hercules Offshore, Inc.

11 Greenway Plaza, Suite 2950

Houston, Texas 77046

Re:	Fourth Amendment under the Hercules Offshore, LLC Credit Agreement dated June 29, 2005 (as amended by that Consent, Release, Waiver and Amendment dated as of January 25, 2006 (the “First Amendment”), that Second Amendment dated January 25, 2006 (the “Second Amendment”), that Third Amended dated June 12, 2006 (the “Third Amendment”), and as the same may be further amended from time to time, the “Credit Agreement”) by and among Hercules Offshore, Inc., f/k/a Hercules Offshore, LLC (“Borrower”), Comerica Bank and such other financial institutions which are or may from time to time become parties to the Credit Agreement (the “Lenders”), and Comerica Bank in its capacity as Administrative Agent for the Lenders (“Agent”) (“Fourth Amendment”).

Ladies and Gentlemen:

Reference is made to the Credit Agreement. Except as specifically defined to the contrary herein, capitalized terms used in this Fourth Amendment shall have the meanings given them in the Credit Agreement.

The Borrower has requested and, with the approval of the requisite Lenders attached hereto, the Agent has agreed to amend the Credit Agreement as follows:

1. Article I of the Credit Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical order:

“Investment Policy” shall mean, the Hercules Offshore, Inc. Investment Policy attached hereto as Exhibit K, and such amendments thereto or replacements thereof as may be approved in writing by the Agent from time to time.

2. Section 9.05 of the Credit Agreement is hereby amended by deleting the period at the end of subsection (i) thereof and inserting a semicolon followed by the word “and” and the following new subsection (j):

“(j) Other Investments which are consistent with the Investment Policy.”

3. Section 9.07 of the Credit Agreement is hereby amended and restated as follows:

“Section 9.07 Limitation on Operating Leases. The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or suffer to exist any obligation for the payment of rent or hire of Property of any kind whatsoever (real or personal), under operating leases or operating lease agreements which would cause the aggregate amount of all payments made by the Borrower and the Subsidiaries pursuant to all such leases or lease agreements, including, without limitation, any residual payments at the end of any lease, to exceed $10,000,000 in any period of twelve consecutive calendar months during the life of such leases.”

4. The Credit Agreement is hereby amended by adding a new Exhibit K in the form attached hereto as Attachment 1.

This Fourth Amendment shall be deemed effective as of December 15, 2006 upon the receipt by the Agent via facsimile (followed by the prompt delivery of original signatures) of counterpart originals of this Fourth Amendment, in each case duly executed and delivered by the Agent, the Borrower, and the requisite Lenders.

The facsimile or other electronically transmitted copy of this Fourth Amendment is to be treated the same as an originally executed copy of this Fourth Amendment.

This Fourth Amendment may be executed in counterparts, each of which shall be deemed to constitute an original document.

The Borrower ratifies and confirms, as of the date hereof after giving effect to this Fourth Amendment each of the representations and warranties set forth in Sections 7.01 through 7.22, inclusive, of the Credit Agreement (except to the extent that such representations and warranties were expressly made as of a particular date, in which event the Borrower ratifies and confirms that such representations and warranties were true and correct as of such date).

This Fourth Amendment is limited to the specific matters described above and shall not be deemed to be a waiver, consent to or agreement to release any other matter, including without limitation any failure to comply with any provision of the Credit Agreement or any other Loan Document, or to apply to any other financial covenant or any other reporting period, or to amend or alter in any respect the term and conditions of the Credit Agreement (including without limitation all conditions and requirements for Borrowings and all indemnification obligations of the Borrower and as set forth in the Credit Agreement), the Notes or any of the other Loan Documents, or to constitute a waiver or release by the Lenders or the Agent of any right, remedy, Default or Event of Default under the Credit Agreement or any other Loan Documents, except, in each case, as specifically set forth above. Nor shall this Fourth Amendment affect in any manner whatsoever any rights or remedies of the Lenders with respect to any other non-compliance by the Borrower or any Subsidiary with the Credit Agreement or the other Loan Documents (including without limitation any non-disclosure), whether in the nature of a Default or an Event of Default, and whether now in existence or subsequently arising.

By signing and returning a counterpart of this Fourth Amendment to the Agent, the Borrower acknowledges acceptance of the terms of this Fourth Amendment. This Fourth Amendment shall not become effective unless and until the counterpart signature pages of the Borrower and the requisite Lenders are executed and returned to the Agent (via facsimile at (313) 222-9434 or electronic pdf file to wbmurdock@comerica.com; Attn: Bill Murdock).

(Signatures appear on the following pages)

Very truly yours, COMERICA BANK, as Agent

By:	/s/ S. John Castellano
S. John Castellano
Its:	Senior Vice President

AGREED TO AND ACCEPTED BY:

COMERICA BANK, as Lender

By:	/s/ S. John Castellano
S. John Castellano
Its:	Senior Vice President

AGREED TO AND ACCEPTED BY:

Hercules Offshore, Inc.

By:	/s/ Stephen Butz
Its:	Vice President and Treasurer

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Fourth Amendment subject to the foregoing terms and conditions.

Venture II CDO 2002, Limited By its investment advisor, MJX Asset Management LLC
[Lender]

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Director

Date:	February 13, 2007

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Fourth Amendment subject to the foregoing terms and conditions.

Venture CDO 2002, Limited By its investment advisor, MJX Asset Management LLC
[Lender]

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Director

Date:	February 13, 2007

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Fourth Amendment subject to the foregoing terms and conditions.

Venture V CDO Limited By its investment advisor, MJX Asset Management LLC
[Lender]

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Director

Date:	February 13, 2007

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Fourth Amendment subject to the foregoing terms and conditions.

Venture IV CDO Limited By its investment advisor, MJX Asset Management LLC
[Lender]

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Director

Date:	February 13, 2007

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Fourth Amendment subject to the foregoing terms and conditions.

Vista Leveraged Income Fund By its investment advisor, MJX Asset Management LLC
[Lender]

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Director

Date:	February 13, 2007

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Fourth Amendment subject to the foregoing terms and conditions.

ORIX FINANCE CORP.
[Lender]

By:	/s/ Christopher L. Smith
Name:	Christopher L. Smith
Title:	Authorized Representative

Date:	February 13, 2007

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Fourth Amendment subject to the foregoing terms and conditions.

OLYMPIC CLO I
[Lender]

By:	/s/ John M. Casparian
Name:	John M. Casparian
Title:	Senior Managing Director
Churchill Pacific, Manager

Date:	February 12, 2007

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Fourth Amendment subject to the foregoing terms and conditions.

AMEGY BANK NATIONAL ASSOCIATION
[Lender]

By:	/s/ C. Ross Bartley
Name:	C. Ross Bartley

Date:	February 12, 2007

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Fourth Amendment subject to the foregoing terms and conditions.

PPM MONARCH BAY FUNDING LLC
[Lender]

By:	/s/ Kristi Milton
Name:	Kristi Milton

Date:	February 12, 2007

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Fourth Amendment subject to the foregoing terms and conditions.

SIERRA CLO I
[Lender]

By:	/s/ John M. Casparian
Name:	John M. Casparian
Title:	Senior Managing Director
Churchill Pacific, Manager

Date:	February 12, 2007

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Fourth Amendment subject to the foregoing terms and conditions.

WHITNEY CLO I
[Lender]

By:	/s/ John M. Casparian
Name:	John M. Casparian
Title:	Senior Managing Director
Churchill Pacific, Manager

Date:	February 12, 2007

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Fourth Amendment subject to the foregoing terms and conditions.

RIVIERA FUNDING LLC
[Lender]

By:	/s/ Kristi Milton
Name:	Kristi Milton

Date:	February 12, 2007

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Fourth Amendment subject to the foregoing terms and conditions.

Atlas Loan Funding 2, LLC

By:	Atlas Capital Funding, Ltd.

By:	Structured Asset Investors, LLC
Its Investment Manager
[Lender]

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Associate

Date:	February 12, 2007

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Fourth Amendment subject to the foregoing terms and conditions.

WB Loan Funding 4, LLC
[Lender]

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Associate

Date:	February 12, 2007

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Fourth Amendment subject to the foregoing terms and conditions.

PPM SHADOW CREEK FUNDING LLC
[Lender]

By:	/s/ Kristi Milton
Name:	Kristi Milton

Date:	February 12, 2007

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Fourth Amendment subject to the foregoing terms and conditions.

UBS AB, Stamford Branch
[Lender]

By:	/s/ Douglas Gervolino
Name:	Douglas Gervolino
Title:	Associate Director Banking Products Services, US

Date:	February 11, 2007

By:	/s/ Toba Lumbantobing
Name:	Toba Lumbantobing
Title:	Associate Director Banking Products Services, US

Date:	February 11, 2007

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Fourth Amendment subject to the foregoing terms and conditions.

Oppenheimer Senior Floating Rate Fund
[Lender]

By:	/s/ Jason Reuter
Name:	Jason Reuter
Title:	Manager

Date:	February 8, 2007

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Fourth Amendment subject to the foregoing terms and conditions.

Whitney National Bank
[Lender]

By:	/s/ Stephen Birnbaum
Name:	Stephen Birnbaum

Date:	2-9-07

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Fourth Amendment subject to the foregoing terms and conditions.

GREYROCK CDO LTD
By:	Aladdin Capital Management as Manager
[Lender]

By:	/s/ Stephen H. Hooker
Name:	Stephen H. Hooker, CFA
Title:	Director

Date:	2/9/07

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Fourth Amendment subject to the foregoing terms and conditions.

US Capital Funding V, Ltd.
By: Stone Castle Advisors, LLC
[Lender]

By:	/s/ Matthew Mayers
Name:	Matthew Mayers

Date:	2/8/07

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Fourth Amendment subject to the foregoing terms and conditions.

Cambria Institutional Loan Fund
[Lender]

By:	/s/ Olivier A. Taboures
Name:	Olivier A. Taboures

Date:	2-9-07

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Fourth Amendment subject to the foregoing terms and conditions.

ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.

By:	Ares Enhanced Loan Management II, L.P., Investment Manager

By:	Ares Enhanced Loan GP II, LLC Its General Partner
[Lender]

By:	/s/ AMERICO CASCELLA
Name:	AMERICO CASCELLA
Title:	VICE PRESIDENT

Date:	February 12, 2007

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Fourth Amendment subject to the foregoing terms and conditions.

ARES ENHANCED LOAN INVESTMENT STRATEGY, LTD.

By:	Ares Enhanced Loan Management, L.P., Investment Manager

By:	Ares Enhanced Loan GP, LLC Its General Partner
[Lender]

By:	/s/ AMERICO CASCELLA
Name:	AMERICO CASCELLA
Title:	VICE PRESIDENT

Date:	February 12, 2007

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Fourth Amendment subject to the foregoing terms and conditions.

Ares IX CLO Ltd.

By:	Ares CLO Management IX, L.P., Investment Manager

By:	Ares CLO GP IX, LLC, Its General Partner
[Lender]

By:	/s/ AMERICO CASCELLA
Name:	AMERICO CASCELLA
Title:	VICE PRESIDENT

Date:	February 12, 2007

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Fourth Amendment subject to the foregoing terms and conditions.

Ares X CLO Ltd.

By:	Ares CLO Management X, L.P.,
Investment Manager

By:	Ares CLO GP X, LLC,
Its General Partner
[Lender]

By:	/s/ AMERICO CASCELLA
Name:	AMERICO CASCELLA
Title:	VICE PRESIDENT

Date:	February 12, 2007

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Fourth Amendment subject to the foregoing terms and conditions.

Ares VR CLO Ltd.

By:	Ares CLO Management VR, L.P., Investment Manager

By:	Ares CLO GP VR, LLC, Its General Partner
[Lender]

By:	/s/ AMERICO CASCELLA
Name:	AMERICO CASCELLA
Title:	VICE PRESIDENT

Date:	February 12, 2007

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Fourth Amendment subject to the foregoing terms and conditions.

ARES LEVERAGED FINANCE GENERAL II

By:	ARES CLO MANAGEMENT IIIR/IVR, L.P.

By:	ARES CLO GP IIIR/IVR, LLC, ITS GENERAL PARTNER

By:	ARES MANAGEMENT LLC, ITS MANAGER
[Lender]

By:	/s/ AMERICO CASCELLA
Name:	AMERICO CASCELLA
Title:	VICE PRESIDENT

Date:	February 12, 2007

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Fourth Amendment subject to the foregoing terms and conditions.

SERVES 2006-1, Ltd.
[Lender]

By:	/s/ Chris Kappas
Name:	Chris Kappas
Title:	Managing Director
PPM America, Inc., as Collateral Manager

Date:	February 13, 2007

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Fourth Amendment subject to the foregoing terms and conditions.

PPM GRAYHAWK CLO, LTD.
[Lender]

By:	/s/ Chris Kappas
Name:	Chris Kappas
Title:	Managing Director
PPM America, Inc., as Collateral Manager

Date:	February 13, 2007

ATTACHMENT 1

Hercules Offshore, Inc. Investment Policy

1.	Purpose: This corporate investment policy is designed to provide the operational guidelines for the management of the company’s corporate cash assets.

2.	Objectives:

A. Preserve capital;

B. Provide sufficient liquidity to satisfy operating requirements, working capital purposes and strategic initiatives;

C. Capture a market rate of return based on the company’s investment policy parameters and market conditions.

3.	Eligible Instruments: Assets subject to this investment policy may be invested only in the following U.S. Dollar denominated securities:

• Money market mutual funds	• Obligations issued by the U.S. Treasury

• Obligations of a U.S. Federal	• Auction Rate Certificates

Agency or U.S. Government	• Auction Preferred Stock

Sponsored enterprise	• Certificates of Deposit

• Commercial Paper	• Municipal Securities

• Corporate Debt	• Repurchase Transactions

• Variable Rate Demand Obligations	• Eurodollar Time Deposits

4.	Final Maturity: No security in the account may have a final maturity of more than 90 days other than Eligible Instruments with auction or put features, with the next auction or put date within 90 days. With respect to those instruments, the next auction or put date, and not final maturity, should be considered as the instrument’s final maturity for all purposes hereunder.

5.	Credit Rating Minimums: Account assets may be invested only in Eligible Instruments: (i) bearing a credit rating of A-2/P-2 or higher for short-term investments and; (ii) bearing a credit rating of A-/A3 or higher for longer-term investments.

6.	Issuer Concentration: No more than 25% of the total portfolio per issuer at the time of purchase. Money Market, Mutual Funds, U.S. Treasury Obligations, Certificate of Deposit, and Eurodollar Time Deposits are exempt from these concentration limits.

7.	Communication: The investment provider will contact the company’s Treasury Department as soon as reasonably practicable upon the occurrence of any of the following events:

A. A security held in the account is downgraded;

B. A security held in the account is downgraded causing the credit quality to fall below the minimum standards stated in this Investment Policy.

8.	Changes to the Investment Policy: Any changes to the investment policy will be discussed with the Audit Committee of Hercules Board of Directors.